Exhibit 23.1

                       Consent of Independent Accountants


         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-4681, 33-34458, 33-54937, 33-63133, 33-15871,
333-36601, 333-45245, 333-77559 and 333-64279) of Integrated Device Technology,
Inc. of our report dated April 16, 1999, except for Note 13, which is as of May 7, 1999, appearing on page 31 of this Annual Report on Form 10-K/A.



     PricewaterhouseCoopers LLP
     San Jose, California
     July 21, 1999

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